PROTECTIVE ACQUIRED VARIABLE ANNUITY SEPARATE ACCOUNT

OF

PROTECTIVE LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUSES TO PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED APRIL 30, 2008

THIS SUPPLEMENT SUPPLANTS THE SUPPLEMENT DATED MARCH 10, 2009

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The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved the liquidation of the Franklin Global Communications Securities Fund of the Trust (the “Fund”). As a result of the decision to pursue liquidation of the Fund, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Fund after April 15, 2009.

On or about April 24, 2009 (the “Liquidation Date”), the Fund will cease operations. Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract. This transfer will be free of charge and will not count toward the number of free transfers that you may make each year. You may call us at 800-457-9047 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Dreyfus VIF Money Market Fund, which is a money market fund. These funds will remain invested in the Dreyfus VIF Money Market Fund until the Contract owner transfers the funds into another investment option. For more information about the other investment options under the Contract, see the prospectus for the Franklin Templeton Variable Insurance Products Trust.

For more information, see the Prospectus Supplement for Franklin Templeton Variable Insurance Products Trust dated October 15, 2008.

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The Board of Trustees of Janus Aspen Series (the “Trust”) approved a plan to liquidate the Janus Aspen Perkins Small Company Value Portfolio of the Trust (the “Portfolio”). As a result of the decision to pursue liquidation of the Fund, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Fund after April 15, 2009.

On or about April 30, 2009 (the “Liquidation Date”), the Portfolio will cease operations. Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract. This transfer will be free of charge and will 800-457-9047 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Dreyfus VIF Money Market Fund, which is a money market fund. These funds will remain invested in the Dreyfus VIF Money Market Fund until the Contract owner transfers the funds into another investment option. For more information about the other investment options under the Contract, see the prospectus for the Janus Aspen Series.

For more information, see the Prospectus Supplement for Janus Aspen Series dated February 25, 2009.

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Supplement dated March 27, 2009

Protective RSG Advantage III

Protective RSG Preferred Plus